Note 6 - Disclosures to the interim condensed consolidated statements of income or loss - Inputs used in determination of fair value of the share options for the equity-settled share-based transactions (Details)
	6 Months Ended
	Jun. 30, 2022 € / shares	Jun. 30, 2022 USD ($)	Jun. 30, 2021 € / shares	Jun. 30, 2021 USD ($)
Disclosure of terms and conditions of share-based payment arrangement [line items]
Share price (EUR)	€ 2.83		€ 2.83
Exercise price (EUR)	0.06		€ 0.06
Risk-free interest rate		0.39%		(0.44%)
Expected volatility		67.80%		80.50%
Option life (years) | $		1.25		0.25
Expected dividends (EUR) | $		$ 0.00		$ 0.00
Employee Stock Option Program or ESOP
Disclosure of terms and conditions of share-based payment arrangement [line items]
Share price (EUR)	€ 2.77